                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


            -------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):      DECEMBER 11, 1998
                                                 -------------------------------

                        DIGITAL GENERATION SYSTEMS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       California                     000-27644               94-3140772
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(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)


875 Battery Street, San Francisco, California                              94111
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   (415) 276-6600
                                                   -----------------------------


                                      Same
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         (Former name or Former Address, if Changed Since Last Report.)


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ITEM 5. OTHER EVENTS

The information which is set forth in the Registrant's News Release dated December 11, 1998 is incorporated by reference.

ITEM 7. EXHIBITS

(c)     EXHIBITS:


        Exhibit
        Number
        ------
        99.1        Text of Press Release dated December 11, 1998.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DIGITAL GENERATION SYSTEMS, INC.



Date:  December 24, 1998      By:  /s/ PAUL  W. EMERY, II
                                -------------------------
                                  Paul W. Emery, II
                                  Vice President and Chief Financial Officer
                                  (Principal Financial and Chief Accounting
                                  Officer)


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                                  EXHIBIT INDEX


                                                                         Sequentially
Exhibit                                                                    Numbered
Number            Description                                               Page
------            -----------                                            ------------
99.1              Text of Press Release dated December 11, 1998              1